Vanguard U.S. Growth Fund

Supplement to the Prospectus and Summary Prospectus Dated
December 23, 2014

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisors”:

Portfolio Managers

Gary Robinson, CFA, Investment Manager, North American Equity Team at
Baillie Gifford. He has managed a portion of the Fund since May 2015.

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and
Equity Analyst at Jackson Square. He has co-managed a portion of the Fund since 2010.

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst at
Jackson Square. He has co-managed a portion of the Fund since 2010.

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at
Jackson Square. He has co-managed a portion of the Fund since 2010.

Jeffrey S. Van Harte, CFA, Chairman and Chief Investment Officer at Jackson
Square. He has co-managed a portion of the Fund since 2010.

Kathleen A. McCarragher, Director, Managing Director, and Head of Growth Equity
at Jennison. She has co-managed a portion of the Fund since February 2014.

Blair A. Boyer, Managing Director at Jennison. He has co-managed a portion of the Fund since February 2014.

Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of
Wellington Management. He has managed a portion of the Fund since 2010.

James Golan, CFA, Partner and Portfolio Manager of William Blair & Company. He
has co-managed a portion of the Fund since 2010.

David Ricci, CFA, Partner and Portfolio Manager of William Blair & Company. He
has co-managed a portion of the Fund since 2011.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisors:

The managers primarily responsible for the day-to-day management of the Fund are:

Gary Robinson, CFA, Investment Manager, North American Equity Team at Baillie Gifford. He has been with Baillie Gifford since 2003, has managed investment portfolios since 2006, and has managed a portion of the Fund since May 2015. Education: M.Biochem., Oxford University.

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Jackson Square. He has worked in investment management since 1988, has managed investment portfolios since 2005, has been with Jackson Square (including its predecessor, Delaware Investments Fund Advisers) since 2005, and has co-managed a portion of the Fund since 2010. Education: B.S., University of Delaware.

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst at Jackson Square. He has worked in investment management since 1994, has managed investment portfolios since 2004, has been with Jackson Square (including its predecessor, Delaware Investments Fund Advisers) since 2005, and has co-managed a portion of the Fund since 2010. Education: B.S., Carnegie Mellon University.

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Jackson Square. He has worked in investment management since 1994, has managed investment portfolios since 1996, has been with Jackson Square (including its predecessor, Delaware Investments Fund Advisers) since 2005, and has co-managed a portion of the Fund since 2010. Education: B.S. and M.B.A., University of California at Berkeley.

Jeffrey S. Van Harte, CFA, Chairman and Chief Investment Officer at Jackson Square. He has worked in investment management since 1980, has managed investment portfolios since 1984, has been with Jackson Square (including its predecessor, Delaware Investments Fund Advisers) since 2005, and has co-managed a portion of the Fund since 2010. Education: B.A., California State University at Fullerton.

Kathleen A. McCarragher, Director, Managing Director, and Head of Growth Equity at Jennison. She has worked in investment management since 1982, has been with Jennison since 1998, and has co-managed a portion of the Fund since February 2014. Ms. McCarragher has final authority over all aspects of the portion of the Fund that is managed by Jennison. Education: B.B.A., University of Wisconsin-Eau Claire; M.B.A., Harvard Business School.

Blair A. Boyer, Managing Director at Jennison. He has managed investment portfolios since 1988, has been with Jennison since 1993, and has co-managed a portion of the Fund since February 2014. Education: B.A., Bucknell University; M.B.A., New York University.

Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management for Wellington Management since 1994, has managed investment portfolios since 2000, and has managed a portion of the Fund since 2010. Education: B.A., Amherst College; M.B.A., Tuck School of Business, Dartmouth College.

James Golan, CFA, Partner and Portfolio Manager of William Blair & Company. He has worked in investment management since 1988, has been with William Blair & Company since 2000, has managed investment portfolios since 2005, and has co-managed a portion of the Fund since 2010. Education: B.A., DePauw University; M.B.A., J.L. Kellogg Graduate School of Management, Northwestern University.

David Ricci, CFA, Partner and Portfolio Manager of William Blair & Company. He has worked in investment management at William Blair & Company since 1994, has managed investment portfolios since 2005, and has co-managed a portion of the Fund since 2011. Education: Sc.B., Brown University; M.B.A., Harvard Business School.

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© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 23 052015

Vanguard World Fund

Supplement to the Statement of Additional Information Dated December 23, 2014

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the following replaces similar text under the heading “I. Vanguard U.S.
Growth Fund” for Baillie Gifford Overseas Ltd. (Baillie Gifford) on page B-52:

1. Other Accounts Managed
Gary Robinson manages a portion of Vanguard U.S. Growth Fund; as of August 31, 2014, the Fund held assets of $5.9 billion.
As of March 31, 2015, Mr. Robinson also managed 1 other registered investment company with total assets of $406 million, 3 other other pooled investment vehicles with total assets of $890 million, and 1 other account with total assets of $82 million (none of which had advisory fees based on account performance).

Within the same section, the following replaces similar text on page B-53:

3. Description of Compensation
As an employee of the firm, Mr. Robinson receives compensation with three key elements: (1) base salary, (2) a company-wide all-staff bonus, and (3) a performance-related bonus referred to as the Investment Departments’ Incentive
Bonus Scheme. The performance-related bonus is based 50% on individual performance and 50% on investment performance (determined on a pre-tax basis). The latter is calculated on a team basis and is measured over a three-year period against the relevant benchmark.

4. Ownership of Securities

As of March 31, 2015, Mr. Robinson did not own any shares of Vanguard U.S. Growth Fund.

© 2015 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 023B 052015